Settlement Agreement

     This Settlement Agreement (the "Agreement") is made and entered into by and among Colmena Corp., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities and Exchange Act of 1934, as amended ("Colmena" and the "Exchange Act," respectively), and, Larry Van Etten, a Florida resident ("Mr. Van Etten;" Mr. Van Etten and Colmena being collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                                    Preamble:

     WHEREAS, the Parties have engaged in a series of business agreements and transactions involving Colmena, and, for their mutual benefit, the Parties desire to settle all outstanding issues and commitments:

     NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

First:            Terms of Settlement

     In consideration for the material and substantial assistance being rendered by Mr. Van Etten to Colmena on numerous matters and in settlement of all of their outstanding claims against each other and their members, partners, officers, directors, agents and affiliates (as that term is used for purposes of federal securities laws), Mr. Van Etten and Colmena hereby agree to an accord and satisfaction of all of their rights, obligations and liabilities, on the following terms:

A. Subject to the requirements of paragraph B below, Colmena hereby agrees to immediately issue to Mr. Van Etten 136,147 shares of Colmena's common stock, $0.001 per share par value (the "Settlement Shares"), in full payment of all obligations owed to Mr. Van Etten and his affiliates by Colmena and its affiliates, from the beginning of time until the date of this Agreement, as well as in consideration for the extinguishment of all agreements between them.

B. The Settlement Shares are being issued in reliance on the exemption from registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(2) thereof, and the exemption from registration under the Florida Securities and Investor Protection Act, as amended (the "Florida Blue Sky Act"), provided by Section 517.061(11) thereof and in conjunction therewith, Mr. Van Etten hereby represents, warrants and covenants as follows:

         (1) All of the Stock will bear legends restricting its transfer, sale, conveyance or hypothecation unless such Stock is either registered under the provisions of Section 5 of the Securities Act and the Florida Blue Sky Act, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to Colmena is provided by Mr. Van Etten to the effect that such registration is not required as a result of applicable exemptions there from;

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         (2)      Colmena's  transfer  agent shall be instructed not to transfer any of the Stock unless Colmena advises it that such transfer is in compliance with all applicable laws;

         (3) Mr. Van Etten is acquiring the Stock for his own account, for investment purposes only, and not with a view to further sale or distribution, except as permitted in accordance with the Securities Act, the Florida Blue Sky Act, the rules and regulations promulgated thereunder and subject to compliance with the requirements of the preceding two paragraphs; and

         (4) Mr. Van Etten or his advisors have examined Colmena's Exchange Act filings posted on the United States Securities and Exchange Commission's EDGAR system and are fully familiar with Colmena and its operations as a result of his prior association therewith, having also questioned Colmena's officers and directors as to all matters involving Colmena as Mr. Van Etten' deemed appropriate.

C. In consideration for the foregoing, Mr. Van Etten hereby relinquish all rights, whether accrued or inchoate, under any agreements between him or his affiliates and Colmena and its affiliates, other than those created by this Agreement.

Second   Mutual Releases

         In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, the Parties hereby each release, discharge and forgive the other, and each of the others' subsidiaries, affiliates, members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.

Third:   Miscellaneous

3.1      Amendment.

         No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

3.2      Notice.

         All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:



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                                   To Colmena:
        Crystal Corporate Center; 2500 North Military Trail, Suite 225-D;
                           Boca Raton, Florida 34431
                 Attention: Anthony Q. Joffe, President; and to

                           The Yankee Companies, Inc.
         Crystal Corporate Center; 2500 North Military Trail, Suite 225;
                           Boca Raton, Florida 34431
                   Attention: Leonard Miles Tucker, President

                                To Mr. Van Etten:
                1601 North 15th Terrace; Hollywood, Florida 33020
           Telephone (954) 929-9860, Fax (954) 929-0284; and, e-mail,
                                  lve@msn.com.

or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

3.3      Merger.

         This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4      Survival.

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

3.5      Severability.

         If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6      Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of Florida and any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida.

3.7      Indemnification.


A. Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent,

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         current,  or  inchoate  to  which  they or any one of them  may  become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise; provided that, such claims are asserted by third parties unrelated to the Parties.

B. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

3.8      Litigation.

A. In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all
         negotiations,   trials  and  appeals,  whether  or  not  litigation  is
         initiated.

B. In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         1.    (A)  First,  the issue shall be submitted  to mediation  before a mediation service in Broward County, Florida, to be selected by lot from six alternatives to be provided, three by Colmena and three by Mr. Van Etten.

               (B) The mediation efforts shall be concluded within ten business days after their in itiation unless the Parties unanimously agree to an extended mediation period;

         2. In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, three by Colmena and three by Mr. Van Etten.

         3.     (A) Expenses of mediation shall be borne equally by the Parties, if successful.

                (B) Expenses of mediation,  if  unsuccessful  and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                (C) If the  terms  of the  arbitral  award  do not  establish  a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties.

3.9      Benefit of Agreement.

         The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees.

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3.10     Captions.

         The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

3.11     Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

3.12     Further Assurances.

         The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

3.13     Status.

         Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, rather, the relationships established hereby are those of settling debtor and creditor.

3.14     Counterparts.

A.      This Agreement may be executed in any number of counterparts.

B. All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

C. Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

3.15     License.

A. This Agreement is the property of the Yankee Companies, Inc, a Florida corporation ("Yankees").

B. The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

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


C. The Parties hereby acknowledge that Yankees is not a law firm or regulated entity and has not provided any Party with any advice concerning this Agreement, rather, it has informed each Party, as a condition to their use of this form that they must obtain independent legal advice.

D. This Agreement will not be construed more or less favorably against a Party on the basis of its authorship.


     In Witness Whereof, the Parties have caused this Agreement to be executed effective as of the last date set forth below.

Signed, sealed and delivered

         In Our Presence:

                                                                  Colmena Corp.

---------------------------------

_________________________________           By:      /s/ Anthony Q. Joffe
                                                     Anthony Q. Joffe, President

(CORPORATE SEAL)
                                          Attest:  /s/ Vanessa H. Lindsey
Dated:   May 11, 2000                           Vanessa H. Lindsey, Secretary

                                                                 Mr. Van  Etten:

---------------------------------

---------------------------------                   /s/ Larry Van Etten
                                                             Larry Van  Etten

Dated:   May 11, 2000

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